Exhibit 99.1

TILRAY BRANDS ACQUIRES MONTAUK BREWING COMPANY

Tilray Expands and Strengthens U.S. Footprint with Acquisition of the Fastest Growing Craft Beer Brand and #1 Craft Brewer in Metro New York1

Montauk Brewing Deal Expected to be Accretive, Deliver Strong Revenue and Adjusted EBITDA, and Accelerate the Expansion of Tilray’s Powerful U.S. Brand Portfolio

Veteran Industry Executive Ty H. Gilmore Appointed President of Tilray Brands’ U.S. Beer Business

NEW YORK – November 7, 2022 – Tilray Brands, Inc. ( “Tilray Brands” or the “Company”) (NASDAQ | TSX: TLRY), today announced the acquisition of Montauk Brewing Company (“Montauk Brewing”), the #1 craft brewer in Metro New York. Montauk Brewing is well-known for its beloved product portfolio, premium price point, and distribution across over 6,400 points of distribution, including top national retailers such as Target, Whole Foods, Trader Joe’s, Stop & Shop, King Kullen, Walmart, 7-Eleven, Costco, BJ’s, and Speedway. The acquisition is expected to be accretive to the Company’s adjusted EBITDA.

Montauk Brewing joins Tilray’s growing U.S. beverage-alcohol segment, which already includes SweetWater Brewing Company, the 10th largest craft brewer in the nation with distribution across more than 40 states, the Alpine and Green Flash iconic Southern California brands, and its leading lifestyle bourbon and spirts brand, Breckenridge Distillery. To fully optimize the value and strength of its U.S. craft beer portfolio, Tilray also announced today that it has appointed veteran beer and beverage industry executive Ty H. Gilmore as President of Tilray’s U.S. beer business, a newly created position.

Irwin D. Simon, Chairman and CEO, said, "Tilray Brands continues to strengthen our U.S. footprint and operations through investments in and growing our portfolio of leading lifestyle CPG brands that resonate powerfully with consumers. Montauk Brewing is an iconic brand with leading market share and distribution in the northeast. Tilray Brands intends to leverage SweetWater’s existing nationwide infrastructure and Montauk Brewing’s northeast influence to significantly expand our distribution network and drive profitable growth in our beverage-alcohol segment. This distribution network is part of Tilray’s strategy to leverage our growing portfolio of U.S. CPG brands and ultimately to launch THC-based product adjacencies upon federal legalization in the U.S.”

Mr. Simon continued, “We are excited to welcome Montauk Brewing’s founders Vaughan Cutillo and Eric Moss, as well as Terry Hopper, Montauk Brewing’s General Manager, to the Tilray Brands family and I look forward to working closely with Ty Gilmore to maximize the performance of our enormously powerful craft and lifestyle beverage brand portfolio.”

Strategic and Financial Benefits: Montauk Brewing joins SweetWater, Green Flash, and Alpine brands as the cornerstones of Tilray’s coast to coast craft beer segment and further strengthens the Company’s net revenue.  In addition to acquiring a strong brand and accretive business, the acquisition is expected to deliver additional scale in Tilray’s craft beer segment and positions Tilray Brands with a stronger footprint in the northeast rounding out our footprint across the U.S. market.

Expands Tilray’s Commercial Opportunities in the U.S.:  Upon federal legalization in the U.S., Tilray plans to take full advantage of its strategic infrastructure, operations and consumer loyal brands across beer, spirits, and snack-food categories to parlay into THC-based products and further expand its commercial opportunities.

Opportunity for Accelerated Growth of Montauk Brewing Company: Montauk Brewing has enormous potential to expand its customer base and grow throughout the U.S. as a true national brand. Tilray Brands intends to leverage SweetWater’s existing nationwide infrastructure to accelerate Montauk Brewing’s distribution network and revenue growth.

Appointment of Ty H. Gilmore as President of U.S. Beer Business:  Gilmore joins Tilray from Glazer’s Beer and Beverage, where he had served since 2020 as executive vice president, overseeing sales, marketing and operations across 11 distributors in the south. Prior to that, he spent the majority of his nearly three-decade career at Diageo, in positions of increasing seniority including seven years leading national accounts.

As Tilray Brands continues to accelerate its strategic growth opportunities, we ask all stockholders to participate in the Company’s Annual Meeting of Stockholders to be held on November 22, 2022.  Tilray urges stockholders to vote “FOR” all key proposals to ensure best corporate governance practices and help the Company protect the influence of its stockholders. Your support is important, no matter how many or how few shares you own.

If you have any questions, or need any assistance in voting your shares, please contact Morrow Sodali LLC at (800) 449-0910 toll-free in the U.S. and Canada or (203) 658-9400 or by email at TLRY@info.morrowsodali.com.

Advisors

Arlington Capital Advisors served as exclusive financial advisor to Montauk Brewing Company.

About Tilray Brands

Tilray Brands, Inc. (Nasdaq: TLRY; TSX: TLRY), is a leading global cannabis lifestyle and consumer packaged goods company with operations in Canada, the United States, Europe, Australia, and Latin America that is changing people's lives for the better – one person at a time – by inspiring and empowering a worldwide community to live their very best life, enhanced by moments of connection and wellbeing. Tilray’s mission is to be the most responsible, trusted and market leading cannabis consumer products company in the world with a portfolio of innovative, high-quality and beloved brands that address the needs of the consumers, customers and patients we serve. A pioneer in cannabis research, cultivation, and distribution, Tilray’s unprecedented production platform supports over 20 brands in over 20 countries, including comprehensive cannabis offerings, hemp-based foods, and craft beverages.

For more information on how we open a world of wellbeing, visit www.Tilray.com and follow @tilray on all social platforms.

Forward-Looking Statements

Certain statements in this communication that are not historical facts constitute forward-looking information or forward-looking statements (together, “forward-looking statements”) under Canadian securities laws and within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be subject to the “safe harbor” created by those sections and other applicable laws. Forward-looking statements can be identified by words such as “forecast,” “future,” “should,” “could,” “enable,” “potential,” “contemplate,” “believe,” “anticipate,” “estimate,” “plan,” “expect,” “intend,” “may,” “project,” “will,” “would” and the negative of these terms or similar expressions, although not all forward-looking statements contain these identifying words. Certain material factors, estimates, goals, projections, or assumptions were used in drawing the conclusions contained in the forward-looking statements throughout this communication. Forward-looking statements include statements regarding our intentions, beliefs, projections, outlook, analyses, or current expectations concerning, among other things: expected revenue generation and accretion related to the Montauk acquisition; the Company’s ability to expand upon distribution and sales of alcohol products, including Montauk, in the U.S.; and expected expansion opportunities upon U.S. federal legalization. Many factors could cause actual results, performance, or achievement to be materially different from any forward-looking statements, and other risks and uncertainties not presently known to the Company or that the Company deems immaterial could also cause actual results or events to differ materially from those expressed in the forward-looking statements contained herein. For a more detailed discussion of these risks and other factors, see the most recently filed annual information form of Tilray and the Annual Report on Form 10-K (and other periodic reports filed with the SEC) of Tilray made with the SEC and available on EDGAR. The forward-looking statements included in this communication are made as of the date of this communication and the Company does not undertake any obligation to publicly update such forward-looking statements to reflect new information, subsequent events, or otherwise unless required by applicable securities laws.

Contacts

For media inquiries, please contact:

Berrin Noorata

news@tilray.com

For investor inquiries, please contact:

Raphael Gross 203-682-8253

Raphael.Gross@icrinc.com

1 Nielsen xAOC & Food 2022